SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of Earliest Event Reported):   October 17, 1995




                             THE CHERRY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)





        0-8955                                    36-2977756
(Commission File Number)        (I.R.S. Employer Identification Number)



3600 Sunset Avenue, Waukegan, Illinois                     60087
(Address of Principal Executive Offices)                (Zip Code)



                                 (708) 662-9200
              (Registrant's Telephone Number, Including Area Code)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS

Number              Description of Exhibit

4.a                 Note Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE CHERRY CORPORATION



                              By: /s/ Dan A. King
                                  Dan A. King
                                  Vice President of Finance, Treasurer
                                  and Secretary



Dated:  October 17, 1995